SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report August 1, 2002
                                        --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
----------------------

     Our news release dated August 1, 2002 concerning U.S. retail sales of Ford vehicles in July 2002 and our North American and Overseas Production schedule dated August 1, 2002, filed as Exhibits 20 and 99, respectively, to this report, are incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                        Method of Filing
-----------           -----------                        ----------------

Exhibit 20            News Release dated
                      August 1, 2002                     Filed with this Report

Exhibit 99            North American and Overseas
                      Production schedule
                      dated August 1, 2002               Filed with this Report








                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  August 1, 2002                      By: /s/Kathryn S. Lamping
                                               ---------------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20            News Release dated August 1, 2002

Exhibit 99            North American and Overseas
                      Production schedule
                      dated August 1, 2002